EXHIBIT 10.1

CAUSE NO. 352-182513-00

RODERICK ADDERLEY, ET AL., Plaintiffs	§ § §	IN THE DISTRICT COURT OF
§
v.	§
	§	TARRANT COUNTY, TEXAS
GUY A. GIBSON, MATRIX BANCORP, INC., RICHARD V. SCHMITZ, D. MARK SPENCER, THE VINTAGE GROUP, INC., VINTAGE DELAWARE HOLDINGS, INC., AND MATRIX CAPITAL BANK Defendants	§ § § § § § § §	352ND JUDICIAL DISTRICT

CAUSE NO. 236-169214-97

RODERICK ADDERLEY, et al.	§	IN THE DISTRICT COURT OF
§
v.	§	TARRANT COUNTY, TEXAS
§
STERLING TRUST COMPANY	§	236TH JUDICIAL DISTRICT

FINAL COMPROMISE SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement is made by and among the Plaintiffs in the above-captioned cases (as identified on the signature pages below) and the Intervenor, Jack Mann, on the one hand, and Sterling Trust Company, Matrix Capital Bank and Matrix Bancorp, Inc., on the other hand. Though not signatories, the Agreement is also made for the benefit of Guy A. Gibson, Richard V. Schmitz, D. Mark Spencer, The Vintage Group, Inc. and Vintage Delaware Holdings, Inc.

WHEREAS on June 29, 1998, the Plaintiffs joined Sterling Trust Company as a Defendant in Cause No. 236-169214-97 in the 236th Judicial District Court of Tarrant County, Texas, and therein alleged that Sterling Trust Company was liable to them for losses incurred in connection with investments they made through and with Norman Cornelius, Avalon Custom Homes and their various associates and affiliates; and

WHEREAS, on March 31, 2000, the Plaintiffs filed a second case, assigned Cause No. 352-182513-00 in the 352nd Judicial District Court of Tarrant County, Texas, in which it was alleged that Matrix Bancorp, Inc., Matrix Capital Bank, Guy A. Gibson, Richard V. Schmitz, D. Mark Spencer, The Vintage Group, Inc. and Vintage Delaware Holdings were jointly and severally liable with Sterling Trust Company for the same investment losses; and

WHEREAS, the Plaintiffs, the Intervenor, Sterling Trust Company, Matrix Bancorp and Matrix Capital Bank have reached a settlement agreement concerning all of the claims which have or could have been brought in the above-captioned cases and in connection therewith have agreed that the above-captioned cases should be dismissed with prejudice against all Defendants; and

WHEREAS, this Agreement is made solely for the purpose of avoiding further litigation and should not be construed as an admission of liability by any party;

NOW THEREFORE, in consideration of the premises and mutual promises and undertakings provided for herein, the Parties agree as follows:

1.  Consideration. In full and final settlement of all of the Plaintiffs’ and Intervenor’s claims Sterling Trust Company agrees to pay the sum of $3,150,000.00. The sum shall be paid by check payable to “Jose, Henry, Brantley & Keltner IOLTA Trust Account” on or before December 21, 2005, provided this Settlement Agreement is fully executed by that date. Sterling Trust Company and other Defendant parties shall have no responsibility to Plaintiffs and Intervenor for allocation of the settlement payment among them.

2.  Agreed Dismissals. In consideration of the above-referenced payment, the parties agree to authorize their respective attorneys to execute and file an Agreed Order of Dismissal in each of the above-captioned cases. The Orders of Dismissal shall be with prejudice and in the form attached hereto as Exhibits “A” and “B.”

3.  Release of Defendants. Plaintiffs and Intervenor, on behalf of each of them and their respective predecessors, successors, spouses, attorneys, partners and assigns, do hereby release and forever discharge each and all Defendants in the above-captioned cases and their affiliates, subsidiaries, officers, directors, and agents including, without limitation, attorneys, advisors and other professionals, their successors and employees (the “Defendant parties”) from any claim, demand or cause of action asserted, or which could have been asserted, in the above-captioned cases and do further generally release, acquit, and forever discharge the Defendant parties from any possible claim, demand, or cause of action of any character, whether known or unknown, fixed or contingent, actual or potential, and whether arising at common law, equity, or pursuant to any statute (including federal and state statutes), that they might or could assert against the Defendant parties as of the date of the execution of this Agreement; and Plaintiffs and Intervenor hereby covenant not to sue the Defendant parties on the basis of any events that have occurred prior to the execution of this Agreement. Defendants similarly release and forever discharge any claims they do or might have against Plaintiffs and Intervenor.

4.  Authority to Sign. By their signatures below, the attorneys for Plaintiffs and Intervenor represent that any such party signing this Agreement on behalf of another and in a representative capacity has full authority to act in that representative capacity and to bind the represented person to the terms of this Agreement; and the attorneys for Plaintiffs and Intervenor further agree to indemnify, defend and hold harmless the Defendant parties, or any of them, from and against any claim, harm, liability, expense or damage, including attorney fees and litigation expense, that may arise from or relate to the unauthorized execution of this Agreement on behalf of a Plaintiff or Intervenor, or any claim or assertion by any person that such execution was unauthorized, ineffective, invalid or otherwise not proper.

5.  Dispute Resolution. If one or more disputes arise with regard to the interpretation and/or performance of this Agreement or any of its provisions, the parties agree to attempt to resolve same by telephone conference with Ross W. Stoddard, III, the mediator who facilitated this settlement. If the parties cannot resolve their differences by such telephone conference, then each agrees to schedule one day of mediation with such mediator within thirty (30) days to resolve the disputes and to share equally the costs of such mediation. If a party refuses to mediate, then such party thereby waives any recovery for attorneys’ fees or costs incurred in any litigation brought to construe or enforce this Agreement. Otherwise, if the parties are unable to resolve their dispute by mediation, then the prevailing party or parties shall be entitled to recover reasonable attorneys’ fees, costs and expenses, including the cost of the mediation.

6.  Governing Laws. This Agreement is made and performable in Tarrant County, Texas, and shall be construed in accordance with the laws of the State of Texas.

7.  No Duress. Each signatory to this Agreement has executed it freely and without duress, after having consulted with, or having had the opportunity to consult with, the attorneys of such person’s choice.

8.  Closing. Closing of this Agreement shall occur no later than December 21, 2005.

9.  Confidentiality. The parties to this Agreement agree to keep the terms and the fact of this settlement CONFIDENTIAL; EXCEPT they may disclose such terms (a) to the extent necessary, to their respective lawyers, accountants and financial advisers to the extent necessary to carry out their respective functions, who in turn shall agree to be bound to keep such terms confidential; (b) in response to lawful subpoena; and (c) to the extent otherwise required by law or regulation. The parties may state that the case has been “resolved by agreement.” Also, the parties understand and agree that as a publicly held company, Matrix Bancorp, Inc. may, in its discretion, without violating the terms of this Section: (a) publicly disclose the material terms of this Agreement and (b) file this Agreement with the Securities Exchange Commission as part of its periodic reporting obligations.

10.  Entire Agreement; Intent to be Bound. This document constitutes the full, complete and final statement of the Agreement and understanding of the parties as to all terms, conditions and understandings relating to this Agreement. It supercedes any and all prior agreements, arrangements or understandings between the parties on all subjects in any way related to the subject of this Agreement. No promises, oral understandings, statements or inducements contrary to or inconsistent with the terms of this Agreement exist, and no warranties, representations or undertakings are made by the parties hereto except as are expressly provided herein. The Agreement may not be varied or modified, except by a writing signed by the parties hereto.

11.  Invalid Provisions. If any provision of this Agreement is held invalid or unenforceable by any court, tribunal or arbitrator(s), for any reason, the rest of the Agreement shall not be invalid but shall be enforced as written in harmony with the purpose of this Agreement, and the parties shall use their reasonable efforts to find and employ a valid and enforceable alternative means of achieving the same or substantially the same result as that contemplated by the provision held invalid or unenforceable. If no such alternative means can be devised, then the parties reserve any rights to other relief they may have under applicable law, including the right to rescind this Agreement on grounds of failure of consideration.

12.  Counterparts. The Agreement may be executed contemporaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile copies of signatures shall be deemed original signatures.

IN WITNESS WHEREOF, the parties have executed the Agreement as of the date of the last signature hereto.

PLAINTIFFS AND INTERVENORS:

DEFENDANTS:

STERLING TRUST COMPANY	MATRIX BANCORP, INC.

By:	By:

Its:	Its:

MATRIX CAPITAL BANK

By:

Its:

ATTORNEYS FOR PLAINTIFFS AND INTERVENOR:

Thomas G. Farrier
State Bar No. 06839600
MURPHY, MAHON, KEFFLER & FARRIER, L.L.P.
500 Main Street, Suite 1200
Fort Worth, Texas 76102
Telephone: (817) 877-3666
Facsimile: (817) 877-3668

ATTORNEY FOR PLAINTIFFS

Rickey J. Brantley
State Bar No. 02899730
JOSE, HENRY, BRANTLEY & KELTNER, L.L.P.
675 N. Henderson Street
Fort Worth, Texas 76107
Telephone: (817) 877-3303
Facsimile: (817) 338-9109

ATTORNEY FOR PLAINTIFFS

James Dan Moorhead
State Bar No. 14411500
LAW OFFICE OF JAMES DAN MOORHEAD
3609-A Pioneer Parkway West
Arlington, Texas 76013
Telephone: (817) 226-2884
Facsimile: (817) 277-1253

ATTORNEY FOR INTERVENOR

ATTORNEYS FOR DEFENDANTS:

Donald E. Herrmann
State Bar No. 09541300
Dee J. Kelly, Jr.
State Bar No. 11217250
Frank P. Greenhaw, IV
State Bar No. 24002179
KELLY, HART & HALLMAN, P.C.
201 Main Street, Suite 2500
Fort Worth, Texas 76102
Telephone: (817) 332-2500
Facsimile: (817) 878-9280

ATTORNEYS FOR GUY A. GIBSON, RICHARD V. SCHMITZ, D. MARK SPENCER, THE VINTAGE GROUP, INC., VINTAGE DELAWARE HOLDINGS, INC., MATRIX CAPITAL BANK AND STERLING TRUST COMPANY

Bill F. Bogle
State Bar No. 02561000
HARRIS, FINLEY & BOGLE, P.C.
777 Main Street, Suite 3600
Fort Worth, Texas 76102
Telephone: (817) 870-8700
Facsimile: (817) 332-6121

ATTORNEY FOR MATRIX BANCORP, INC.